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                                                                    Exhibit 10.9



                           NATIONAL RECORD MART, INC.
                 1997 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         The purposes of the 1997 Non-employee Directors Stock Option Plan (the "Plan") are to encourage non-employee directors of National Record Mart, Inc. (the "Corporation"), a Delaware corporation, to increase their efforts to make the Corporation more successful, to provide an additional inducement for persons to remain as directors of the Corporation, to reward such persons by providing an opportunity to acquire shares of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to become directors of the Corporation.

                                   SECTION 1
                                 ADMINISTRATION
                                 --------------

         The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants under the Plan, shall be subject to the determination of the Board, which shall be final and binding.

         The Board shall keep records of action taken. A majority of the Board shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Board, shall be the acts of the Board.

                                   SECTION 2
                                  ELIGIBILITY
                                  -----------

         Those directors of the Corporation who are not employees of the Corporation shall be eligible to be granted stock options as described herein.

         Subject to the provisions of the Plan, the Board shall have full and final authority, in its discretion, to grant stock options as described herein and to determine the non-employee directors to whom any such grant shall be made and the number of shares to be covered thereby. In determining the eligibility of any person, as well as in determining the number of shares covered by each grant, the Board shall consider the nature and value to the Corporation of his or her services, his or her present and/or potential contribution to the success of the Corporation and such other factors as the Board may deem relevant.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN
                        -------------------------------

         The aggregate number of shares of the Common Stock that may be issued and as to which grants may be made under the Plan is 25,000. If any stock option granted under the Plan is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan.

         The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.
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                                   SECTION 4
                             GRANT OF STOCK OPTIONS
                             ----------------------

         The Board shall have authority, in its discretion, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")).


                                   SECTION 5
                     TERMS AND CONDITIONS OF STOCK OPTIONS
                     -------------------------------------

         Stock options granted under the Plan shall be subject to the following terms and conditions of Sections 5(A) through 5(I):

         (A) The purchase price at which each stock option may be exercised (the "option price") shall be not less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(H).

         (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order). The exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Board, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised.

         (C) Each stock option shall be exercisable at such time or times as the Board, in its discretion, shall determine at grant. No stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

         (D) Subject to the last two sentences of this Section 5(D), (i) no stock option shall be transferable by the optionee otherwise than by Will, or if the optionee dies intestate, by the laws of descent and distribution of the state of domicile of the optionee at the time of death and (ii) all stock options shall be exercisable during the lifetime of the optionee only by the optionee. However, the Board may, in its discretion, determine that an optionee may transfer an option by gift to the optionee's spouse or to any of the optionee's lineal descendants or the trustee(s) of a trust for the benefit of such persons to the extent approved in advance by the Board in writing. Any options gifted to such persons or trusts shall be subject to the restrictions, terms and conditions of this Plan, and any such transferee shall be deemed to be an optionee and shall upon receipt of such stock options, as a condition of effectiveness of the transfer, sign a written agreement with the Corporation in the form prescribed by the Board agreeing to such restrictions, terms and conditions.

         (E) Unless the Board, in its discretion, shall otherwise determine, if the optionee ceases to be a director of the Corporation for any reason, including death all outstanding stock options held by the optionee or the optionee's transferee at the time of such cessation shall automatically terminate six months after the date of such cessation.

         (F) If an optionee (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after the optionee's tenure as a director of the Corporation) which is in competition with the Corporation, (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation to cease doing business with the Corporation or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation, or (iii) solicits any employee of the Corporation to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation, the Board, in its discretion, may immediately terminate all outstanding stock options held by the optionee without paying any consideration therefor. Whether an optionee has engaged in any of the activities


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referred to in the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

         (G) All stock options shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the optionee. The provisions of such agreements need not be identical.

         (H) The fair market value per share of Common Stock for the purposes of this Plan shall, so long as the Common Stock is listed on a United States securities exchange registered under the Securities Exchange Act of 1934 (the "1934 Act") or on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"), be the mean between the highest and lowest sales prices per share of the Common Stock on such exchange or system for the date as of which fair market value is to be determined. At any time when the Common Stock is not so listed, the fair market value per share of Common Stock for the purposes of this Plan shall be the value determined in good faith by the Board.

         (I) In the discretion of the Board, no shares of the Common Stock shall be issued or delivered upon the exercise of a stock option granted under the Plan unless the Corporation has received an opinion from counsel for the Corporation that the issuance or delivery of the shares to which the person exercising the stock option is entitled will not cause the Corporation to violate the Securities Act of 1933, as amended (the "1933 Act"), any applicable state or foreign securities law or any applicable rules or regulations under the 1933 Act or under any such state or foreign securities law. The Corporation is under no obligation to register shares issuable upon the exercise of stock options granted under the Plan under the 1933 Act or to register such shares, or take any other action, under any state or foreign securities law in connection with the offer or sale of such shares under the Plan or to prepare any disclosure document for distribution to optionees under the 1933 Act or any state or foreign securities law in connection with such offer or sale. As a condition precedent to the issuance or delivery of shares upon the exercise of a stock option, the person exercising the stock option may be required to represent, warrant and agree (i) that the shares to be acquired upon exercise of the stock option are being acquired for the account of such person for investment and not with a view to the resale or other distribution thereof and
(ii) that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the 1933 Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations. The certificate or certificates representing the shares to be issued or delivered upon exercise of a stock option may bear a legend to this effect and other legends required by any applicable securities laws, and appropriate stop-transfer instructions may be issued to the Corporation's stock transfer agent with respect to such shares. In addition, also as a condition precedent to the issuance or delivery of shares upon the exercise of a stock option, the person exercising the stock option may be required to make certain other representations and warranties and to provide certain other information to enable counsel for the Corporation to render the opinion under the first sentence of this Section 5(I).

         Subject to the foregoing provisions of this section and the other provisions of the Plan, stock options granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(G), or an amendment thereto.


                                    SECTION 6
                       ADJUSTMENT AND SUBSTITUTION OF SHARES
                       -------------------------------------

         If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to any outstanding stock options, and the number of shares of the Common Stock which may be issued under the Plan but are not subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted on the payment date of such dividend or distribution by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such record date.
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         If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

         In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to three decimal places with the last decimal place rounded upwards to the nearest whole number.

         If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off, or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Board shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction.

         No adjustment or substitution provided for in this Section 6 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

         Except as provided in this Section 6, an optionee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.


                                    SECTION 7
                         NO RIGHTS CONFERRED BY THE PLAN
                         -------------------------------

         Neither the adoption of the Plan nor any action of the Board pursuant to the Plan shall be deemed to give any person any right to be granted a stock option under the Plan. Nothing in the Plan, in any stock option, or in any agreement providing for any stock option shall confer any right on any person to tenure as a director of the Corporation.


                                    SECTION 8
                                    AMENDMENT
                                    ---------

         The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such revocation or termination shall terminate any outstanding stock options granted under the Plan. No alteration, amendment, revocation or termination of the Plan may, without the consent of the holder of an outstanding grant under the Plan, adversely affect the rights of such holder with respect to such outstanding grant.
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                                    SECTION 9
                             EFFECTIVE DATE OF PLAN
                             ----------------------

         The effective date and date of adoption of the Plan shall be June 30, 1997, the date of adoption of the Plan by the Board.

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